UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2010

RADISYS CORPORATION
(Exact name of registrant as specified in its charter)

Oregon	0-26844	93-0945232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5445 NE Dawson Creek Drive Hillsboro, Oregon	97124
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 615-1100

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On March 11, 2010, RadiSys Corporation announced it had acquired privately-held Pactolus Communications Software Corporation, a leader in the development and delivery of next-generation IP communication solutions for converged TDM/IP and SIP-enabled VoIP networks.  RadiSys expects the acquisition of Pactolus to be accretive to non-GAAP earnings per share and operating cash flow by the third quarter of 2010.

Cautionary Statement Regarding Forward-Looking Statements

Some of the statements in this Form 8-K set forth the Company’s anticipated results and expectations based on management’s plans and assumptions. In some cases these statements can be identified by terms such as “may,” “will,” “should,” “expect,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “seek to continue,” “intend,” or other comparable terminology. Such statements give the Company’s current expectations or forecasts of future events; they do not relate strictly to historical or current facts and are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  In particular, these include statements relating to the expected profitability of the Pactolus business.

Although forward-looking statements help provide additional information about the Company, investors should keep in mind that forward-looking statements are only predictions, at a point in time, and are inherently less reliable than historical information. Actual results could differ materially from the anticipated results and expectations in these forward-looking statements as a result of a number of risk factors, including, among others, (a) our ability to successfully retain the employees and customers of Pactolus and achieve the expected benefits of the acquisition, (b) continued growth trends in the VoIP network industry, (c) our dependence on certain customers and high degree of customer concentration (d) the anticipated amount and timing of revenues from design wins due to our customers’ product development time, cancellations or delays, (e) the current economic uncertainty and turmoil within the global financial markets, (f) currency exchange rate fluctuations, changes in tariff and trade policies and other risks associated with foreign operations and (g) the other factors listed in our reports filed with the SEC, including those listed under “Risk Factors” in Item 1A in our Annual Report on Form 10-K for the year ended December 31, 2008, as updated by the Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2009. These risk factors may cause the Company’s actual results to differ materially from any forward-looking statement.

The Company does not guarantee future results, levels of activity, performance or achievements, and does not assume responsibility for the accuracy and completeness of these statements. The forward-looking statements contained in this report are made and based on information as of the date of this report. The Company assumes no obligation to update any of these statements based on information after the date of this report.

Item 9.01  Financial Statements and Exhibits.

(d)       Exhibits.

The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:

Exhibit No.	Description
99.1	Press Release of RadiSys Corporation, dated March 11, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADISYS CORPORATION

Date:	March 11, 2010	By:	/s/ Brian Bronson
Brian Bronson
Chief Financial Officer